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                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                STEELCASE INC.
                           offer for all outstanding
                         6.375% Senior Notes Due 2006
                                in exchange for
                         6.375% Senior Notes Due 2006
             pursuant to the Prospectus dated               , 2002

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for Steelcase Inc.'s 6.375% Senior Notes Due 2006 (the "Old Notes") are not immediately available; (ii) Old Notes, the Letter of Transmittal (as defined below) and all other required documents cannot be delivered to Bank One Trust Company, N.A. (the "Exchange Agent") on or prior to the Expiration Date (as defined below); or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight carrier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus (as defined below). In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal relating to the Old Notes (or facsimile thereof, or Agent's Message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at DTC, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery. Unless indicated otherwise, capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus or the Letter of Transmittal, as the case may be.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
  CITY TIME, ON             , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 The Exchange Agent for the Exchange Offer Is:
                         Bank One Trust Company, N.A.


           By Mail or Overnight Delivery:          By Hand:
            Bank One Trust Company, N.A.        Bank One, N.A.
             Corporate Trust Operations   55 Water Street, 1st Floor
                111 Polaris Parkway        New York, New York 10041
                 Suite N1-OH1-0184
                Columbus, Ohio 43240
             Attention: Ms. Lora Marsch

                           Facsimile Transmissions:
                                (614) 248-9987

                             Confirm by Telephone:
                                (800) 346-5153

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

   The undersigned hereby tenders to Steelcase Inc., a Michigan corporation (the "Company"), upon the terms and subject to the conditions set forth in the
prospectus dated                 , 2002 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related letter of transmittal (the "Letter of Transmittal", and which together with the Prospectus, constitutes the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes--Guaranteed Delivery Procedures."

Aggregate Principal Amount
Tendered: $__ *             Name(s) of Registered Holder(s): ________________

                                                    ----------------------------

Certificate No(s). (if available): __________________________________________

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$ ___________________________________________________________________________
        (Total Principal Amount Represented by Old Note Certificate(s))

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:  ________________________________________________________

Date: _______________________________________________________________________

*Must be in integral multiples of $1,000.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE
               X ______________________________________________ -
               X ______________________________________________ -
               Signature(s) of Owner(s) or Authorized Signatory

               Telephone Number:  _______________________________

   Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

                     Please print name(s) and address(es)

Name(s): ____________________________________________________________________

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Capacity: ___________________________________________________________________

Address(es): ________________________________________________________________

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                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

   The undersigned, a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Exchange Act, including: a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a member of a national securities exchange, registered securities association or clearing agency; or a savings association that is a participant in a securities transfer association for the account of an eligible institution (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at the address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof, or Agent's Message in lieu thereof) and any other required documents within three (3) New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

   The undersigned acknowledges that it must deliver to the Exchange Agent the Letter of Transmittal (or facsimile thereof, or Agent's Message in lieu thereof) and the Old Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at DTC within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                   ------------------ ----------------------
                      Name of Firm     Authorized Signature

                   ------------------ ----------------------
                        Address               Title

                   ------------------ ----------------------
                        Zip Code      (Please Type or Print)

                   Telephone Number:  Date: ________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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